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                                                      Filed Pursuant to Rule 497
                                                  Registration No. 333-88414 and
                                                                       811-21096

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          VARIABLE ANNUITY ACCOUNT NINE
                                Supplement to the
              ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY
                                DATED MAY 3, 2004

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The last four sentences of the EXPENSE sub-section of the HIGHLIGHTS section on page 5 of the prospectus are replaced with the following sentences:

A separate account withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for three complete years, withdrawal charges will no longer apply to that portion of the Purchase Payment. See the "Fee Table," "Purchasing an AllianceBernstein Ovation Advantage Variable Annuity" and "Expenses" in this prospectus.

Dated:  September 22, 2004

                Please keep this Supplement with your Prospectus